EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SpaceDev, Inc.
Poway, CA

We consent to the inclusion in this Post Effective Amendment No. 5 to Form SB-2 of SpaceDev, Inc. (333-107360) of our report dated March 28, 2007, relating to the consolidated financial statements of SpaceDev, Inc. for the years ended December 31, 2006 and 2005.

San Diego, California      /s/  PKF
April 30, 2007       Certified Public Accountants
                                   A Professional Corporation